|===================================|
                       |                                   |
                       |            FAIRHOLME              |
                       |                                   |
                       |===================================|



                                  ANNUAL REPORT


                       ===================================

                               THE FAIRHOLME FUND

                       ===================================


                       A NO-LOAD CAPITAL APPRECIATION FUND





                           For the Fiscal Year Ended:
                                NOVEMBER 30, 2002





                             WWW.FAIRHOLMEFUNDS.COM
                                 (866) 202-2263

                               THE FAIRHOLME FUND
                               ANNUAL REPORT 2002


January 8, 2003

Dear Fellow Shareholder,

Below is a comparison of the Fund's performance and that of the Standard & Poor's 500 Index (both with dividends reinvested) for the Fund's fiscal year ended November 30, 2002 and since inception.

                                                                  CUMULATIVE
                                       FISCAL YEAR                   SINCE
                                    ENDED NOV. 30, 2002            INCEPTION
       The Fairholme Fund                   +1.8%                   +55.5%
       S&P 500 Index                       -16.5%                   -33.2%

While the Fund gained for the fiscal year, its net asset value declined by about 1.5% for the calendar year compared to a decline of 22.2% for the S&P 500 Index (with dividends reinvested).

Our uninspiring absolute performance was due in large part to our investment in Household International, which is being taken over by HSBC, a global bank. Not long ago your adviser purchased Household shares at an average price of $42. While our purchase price was less than ten times expected earnings, we did not foresee how a confluence of negative events could make Household prey to a bargain basement takeover of about $30 per share in stock of the acquirer. With the merger moving forward, thoughts on Household have turned to HSBC, richly priced yet making a great acquisition.

Also affecting performance were our property and casualty (P&C) insurance businesses. Despite volume increases, high premium rates, and better terms and conditions, their stock prices declined. Although intrinsic value increased, you never know how the market will vote in any given year.

On a positive note, Morningstar has recognized our relative performance of nearly 90 percentage points greater than the S&P 500 over three years by awarding the Fund a coveted five-star rating (Morningstar's highest) and has placed the Fund in the top 1% of performance in its category. We will work hard to stay there.

On the new investment front, please note WilTel. In recent years, the company spent roughly $8 billion laying optic fibers with all the trimmings just in time to file Chapter 11 in April of 2002. Our interest was piqued when Leucadia National agreed to purchase 44% of the company as part of an overall plan of reorganization. After review of WilTel's plan of reorganization, the Fund purchased busted senior bonds that have since converted into equity of this newly reorganized company.

While our charter has always contemplated the use of a variety of value investing strategies, buying senior securities of bankrupt companies is new to the Fund. And while we frequently examine stressed industries, we rarely buy companies in new or rapidly evolving industries - even those making money. However, our downside risk in WilTel appears modest given the price paid, realistic cost saves, and WilTel's unique long-term agreements.

In our letters, we try to inform you about material issues that may bear on a decision to own shares in the Fund. We understand that some shareholders might appreciate a lengthier discussion of each security in the Fund's portfolio. However, the investment business is highly competitive and good ideas are rare. Keeping some of our thinking close to the vest is intended to benefit the Fund.

Three years of significant market declines following a mania created the environment allowing us to invest in WilTel. Additional distress and further investor capitulation will lead to other investments. We enter 2003 with plenty of cash and the patience to wait for compelling opportunities.

Lastly, we regret to inform you of the untimely death of our former colleague, Peter Russ. "Tony" was a keen analyst and friend to all who knew him - he will be missed.

All of us at Fairholme Capital Management wish you and yours a healthy, happy, and prosperous New Year.

Sincerely,




/s/Bruce R. Berkowitz    /s/Lawrence S. Pitkowsky      /s/Keith D. Trauner
---------------------    ------------------------      -------------------
Bruce R. Berkowitz       Lawrence S. Pitkowsky         Keith D. Trauner

                     VALUE OF $10,000 INVESTED AT INCEPTION
                       THE FAIRHOLME FUND VS. THE S&P 500



                               [GRAPHIC OMITTED]



This chart covers the period from December 29, 1999 (the date Fund shares were offered to the public) to November 30, 2002 (the end of the third fiscal year). Past performance is not a guarantee of future results and past performance should not be considered as representative of the capital gain or loss which may be realized from an investment made today in The Fund. Results do not reflect any taxes that a taxable shareholder might have incurred as a result of distributions by the Fund. Data for both the S&P 500 Index and The Fund are presented assuming that all dividends have been reinvested. The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The S&P Index does not reflect any asset-based charges for investment management or transaction expenses, nor does the Index reflect any effects of taxes, fees or other types of charges.

THE FAIRHOLME FUND
================================================================================
                                                         SCHEDULE OF INVESTMENTS
                                                               November 30, 2002
--------------------------------------------------------------------------------

 SHARES                                                             MARKET VALUE
 ------                                                             ------------
            COMMON STOCKS - 65.98%

            COMPUTERS - 2.63%
330,000       Gateway, Inc.*                                         $ 1,257,300
                                                                     -----------
            DIVERSIFIED HOLDING COMPANY - 35.84%
  5,124       Alleghany Corp.*                                           947,940
     19       Berkshire Hathaway, Inc.* Class A                        1,373,700
  4,390       Berkshire Hathaway, Inc.* Class B                       10,584,290
106,900       Leucadia National Corp.                                  4,227,895
                                                                     -----------
                                                                      17,133,825
                                                                     -----------
            HOME FURNISHINGS - 2.97%
 38,000       Ethan Allen Interiors, Inc.                              1,419,300
                                                                     -----------
            NEWSPAPERS: PUBLISHING AND PRINTING - 0.38%
  7,300       Daily Journal Corp.*                                       180,164
                                                                     -----------
            PERSONAL CREDIT INSTITUTIONS - 3.86%
 64,300       Household International, Inc.                            1,845,410
                                                                     -----------
            PROPERTY AND CASUALTY INSURANCE - 11.75%
 10,721       Markel Corp.*                                            2,133,479
 31,000       Mercury General Corp.                                    1,224,500
  7,000       White Mountains Insurance Group Ltd.                     2,261,000
                                                                     -----------
                                                                       5,618,979
                                                                     -----------
            REAL ESTATE OPERATIONS - 1.89%
619,750       Homefed Corp.*                                             904,835
                                                                     -----------
            TELECOMMUNICATIONS - 6.66%
 237,659      WilTel Communications, Inc.*                             3,184,631
                                                                     -----------
TOTAL COMMON STOCKS (COST $27,276,957) .............................  31,544,444
                                                                     -----------
            CLOSED-END MUTUAL FUNDS - 4.34%
 14,700       Boulder Total Return Fund                                  188,013
115,076       Gladstone Capital Corp.                                  1,884,945
                                                                     -----------

TOTAL CLOSED-END MUTUAL FUNDS (COST $2,143,731) .................... $ 2,072,958
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
================================================================================
                                             SCHEDULE OF INVESTMENTS (Continued)
                                                               November 30, 2002
--------------------------------------------------------------------------------

 SHARES                                                             MARKET VALUE
 ------                                                             ------------
             FOREIGN INVESTMENTS - 3.27%
  900,000      JZ Equity Partners PLC**                             $ 1,561,410
                                                                    -----------

TOTAL FOREIGN INVESTMENTS (COST $1,961,120) .......................   1,561,410
                                                                    -----------

  325,000    MISCELLANEOUS INVESTMENTS - 0.73%                          347,750
                                                                    -----------
TOTAL MISCELLANEOUS INVESTMENTS (COST $389,980) ...................     347,750
                                                                    -----------

             CORPORATE BONDS - 0.65%
1,250,000      Worldcom, Inc. 6.50%, 05/15/2004*                        312,500
                                                                    -----------

TOTAL CORPORATE BONDS (COST $181,250) .............................     312,500
                                                                    -----------

             U.S. TREASURY OBLIGATIONS - 23.11%
3,000,000      T-Bill 0.00%, 02/06/2003                               2,992,068
3,000,000      T-Bill 0.00%, 02/20/2003                               2,993,511
2,000,000      Treasury Note 3.00%, 11/30/2003                        2,029,454
3,000,000      Treasury Note 4.00%, 04/30/2003                        3,034,335
                                                                    -----------

TOTAL U.S. TREASURY OBLIGATIONS (COST $11,007,431) ................  11,049,368
                                                                    -----------
             CASH EQUIVALENTS - 1.93%

             MONEY MARKET FUNDS
  924,859      UMB Money Market                                         924,859
                                                                    -----------

TOTAL CASH EQUIVALENTS (COST $924,859) ............................     924,859
                                                                    -----------

TOTAL INVESTMENTS (COST $43,885,328) - 100.01%                       47,813,289
                                                                    -----------

             LIABILITIES IN EXCESS OF OTHER ASSETS - (0.01)%             (4,507)
                                                                    -----------

NET ASSETS - 100.00% .............................................. $47,808,782
                                                                    ===========


* Non-Income Producing Securities
**United Kingdom Security Denominated in U.S. Dollars

    The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
================================================================================
                                               STATEMENT OF ASSETS & LIABILITIES
                                                               November 30, 2002
--------------------------------------------------------------------------------

ASSETS
   Investments, at market value (cost - $43,885,328)                 $47,813,289
   Cash                                                                  308,021
   Dividends and Interest Receivable                                      41,666
   Receivable for Capital Shares Purchased                                50,000
                                                                     -----------
      Total Assets                                                    48,212,976
                                                                     -----------

LIABILITIES
   Payable for Investments Purchased                                     366,553
   Payable for Capital Shares Redeemed                                        --
   Accrued Management Fees                                                37,641
                                                                     -----------
      Total Liabilities                                                  404,194
                                                                     -----------

NET ASSETS
   Paid-In Capital                                                    43,552,075
   Accumulated Undistributed Net Investment Income                         6,100
   Net Accumulated Undistributed Realized Gain/(Loss) on Investments     322,646
   Net Unrealized Appreciation/(Depreciation) on Investments           3,927,961
                                                                     -----------
NET ASSETS                                                           $47,808,782
                                                                     ===========

Shares of Beneficial Interest Outstanding                              3,157,296
                                                                     -----------
Net Asset Value Per Share                                            $     15.14
                                                                     ===========


    The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
================================================================================
                                                         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                             FOR THE YEAR ENDED
                                                              NOVEMBER 30, 2002
                                                              -----------------
INVESTMENT INCOME
   Interest and Dividends                                         $ 390,205
                                                                  ---------
      Total Investment Income                                       390,205
                                                                  ---------

EXPENSES
   Management Fees (Note 3)                                         371,273
                                                                  ---------
   Total Expenses                                                   371,273
                                                                  ---------
      Net Investment Income                                          18,932
                                                                  ---------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
      Realized Gain/(Loss) on Investments                           322,616
      Unrealized Appreciation/(Depreciation) on Investments        (228,921)
                                                                  ---------
   Net Realized and Unrealized Gain/(Loss) on Investments            93,695
                                                                  ---------

NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS             $ 112,627
                                                                  =========


    The accompanying notes are an integral part of the financial statements.


THE FAIRHOLME FUND
=============================================================================================
                                                           STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------

                                                         FOR THE FISCAL      FOR THE FISCAL
                                                           YEAR ENDED          YEAR ENDED
                                                        NOVEMBER 30, 2002   NOVEMBER 30, 2001
                                                        -----------------   -----------------
CHANGE IN NET ASSETS
FROM OPERATIONS
   Net Investment Income                                   $    18,932         $    56,268
   Net Realized Gain/(Loss) on Investments                     322,616             165,314
   Net Change Unrealized Appreciation/(Depreciation)          (228,921)          1,861,815
                                                           -----------         -----------
   Increase/(Decrease) in Net Assets from Operations           112,627           2,083,397
                                                           -----------         -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net Investment Income                                       (55,270)            (41,914)
   Net Realized Gains from Security Transactions              (165,284)           (266,851)
                                                           -----------         -----------
   Net Decrease in Net Assets from Distributions              (220,554)           (308,765)
                                                           -----------         -----------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds From Sale of Shares                             24,925,177          14,301,172
   Shares Issued in Reinvestment of Dividends                  219,557             308,371
   Cost of Shares Redeemed                                  (5,980,806)         (1,541,315)
                                                           -----------         -----------
   Net Increase in Net Assets from Shareholder Activity     19,163,928          13,068,228
                                                           -----------         -----------


NET ASSETS
Net Increase in Net Assets                                  19,056,001          14,842,860
Net Assets at Beginning of Period                           28,752,781          13,909,921
                                                           -----------         -----------
Net Assets at End of Period (including accumulated
    undistributed net investment income of $6,100 and
    $42,438 respectively)                                  $47,808,782         $28,752,781
                                                           ===========         ===========


SHARES TRANSACTIONS
   Issued                                                    1,623,343             976,437
   Reinvested                                                   14,239              20,992
   Redeemed                                                   (398,373)           (106,147)
                                                           -----------         -----------
Net Increase/(Decrease) in Shares                            1,239,209             891,282
Shares Outstanding at Beginning of Period                    1,918,087           1,026,805
                                                           -----------         -----------
Shares Outstanding at End of Period                          3,157,296           1,918,087
                                                           ===========         ===========


    The accompanying notes are an integral part of the financial statements.


THE FAIRHOLME FUND
========================================================================================================
                                                                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------

                                                 FOR THE FISCAL      FOR THE FISCAL   DECEMBER 29, 1999*
                                                   YEAR ENDED          YEAR ENDED             TO
                                                NOVEMBER 30, 2002   NOVEMBER 30, 2001  NOVEMBER 30, 2000
                                                -----------------   -----------------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $14.99              $13.55             $10.00
                                                     ------              ------             ------
INVESTMENT OPERATIONS
   Net Investment Income/(Loss)                        0.01                0.05               0.05
   Net Realized and Unrealized Gain/(Loss)
      on Investments                                   0.26                1.67               3.50
                                                     ------              ------             ------
         Total from Investment Operations              0.27                1.72               3.55
                                                     ------              ------             ------
DISTRIBUTIONS
   From Net Investment Income                         (0.03)              (0.04)              0.00
   From Realized Capital Gains                        (0.09)              (0.24)              0.00
                                                     ------              ------             ------
         Total Distributions                          (0.12)              (0.28)              0.00
                                                     ------              ------             ------
NET ASSET VALUE, END OF PERIOD                       $15.14              $14.99             $13.55
                                                     ======              ======             ======

TOTAL RETURN                                           1.77%              12.75%             35.50%

Ratios/Supplemental Data
   Net Assets, End of Period (in 000's)             $47,809             $28,753            $13,910
   Ratio of Expenses to Average Net Assets             1.00%               1.00%              1.00%**
   Ratio of Net Investment Income/(Loss) to
      Average Net Assets                               0.05%               0.24%              0.46%**
   Portfolio Turnover Rate                            47.68%              29.40%             45.88%**


 *Commencement of Operations
**Annualized

    The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND
================================================================================
                                                   NOTES TO FINANCIAL STATEMENTS
                                                               November 30, 2002
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

Fairholme Funds Inc. (the "Company"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management Investment Company. The Company's Articles of Incorporation permit the Board to issue 100,000,000 shares of common stock at .0001 par value. The Board of Directors has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any shares not issued with the respect to such series. Shares of one series have been authorized, which shares constitute the interests in the The Fairholme Fund (the "Fund"). The Fund's investment objective is to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing in common stocks without restrictions regarding market capitalization. The Fund will normally invest at least 75% of total net assets in U.S. common stocks and intends to hold a focused portfolio of no more than 25 stocks.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Directors of the Company.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Directors of the Company. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Adviser has determined will represent fair value.

Federal Income Taxes: The Fund intends to qualify each year as a "Regulated Investment Company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions: The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

THE FAIRHOLME FUND
================================================================================
                                       NOTES TO FINANCIAL STATEMENTS (Continued)
                                                               November 30, 2002
--------------------------------------------------------------------------------

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Other: The Fund follows industry practice and records security transactions on the trade date plus one. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. RELATED PARTY TRANSACTIONS

Fairholme Capital Management, L.L.C (the "Adviser") serves as investment adviser to the Fund. The Adviser is a Delaware limited liability company and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser's principal business and occupation is to provide financial management and advisory services to individuals, corporations, and other institutions throughout the United States. The Fund pays the Adviser, for its advisory and administrative services, an annualized management fee equal to 1.00% (0.50% of which are investment advisory fees and 0.50% for administrative and other services) of the average net assets of the Fund, such fees to be computed daily based upon the daily average net assets of the Fund. The investment advisor received $371,273 for their services during the fiscal year. Certain directors and officers of Fairholme Funds, Inc. are also directors and officers of Fairholme Capital Management, L.L.C.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2 (a) (9) of the Investment Company Act of 1940. As of November 30, 2002, National Financial Services Corp., for the benefit of its customers, owned over 67% of the Fund.


NOTE 4. INVESTMENTS

For the period ending November 30, 2002 purchases and sales of investment securities, other than short-term investments, aggregated $30,276,883 and $15,055,730, respectively. For federal income tax purposes, the gross unrealized appreciation for all securities totaled $5,178,239 and the gross unrealized depreciation for all securities totaled ($1,251,378) for a net unrealized appreciation of $3,926,861. The aggregate cost of securities for federal income tax purposes at November 30, 2002 was $43,886,428.

THE FAIRHOLME FUND
================================================================================
                                       NOTES TO FINANCIAL STATEMENTS (Continued)
                                                               November 30, 2002
--------------------------------------------------------------------------------

NOTE 5. DISTRIBUTION TO SHAREHOLDERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The tax character of distributions paid during the fiscal years 2002 and 2001 was as follows:

Distributions paid from:                             2002           2001
                                                   --------       --------
    Ordinary income                                $ 55,270       $ 41,914
    Long-term Capital Gain                          165,284        266,851
                                                   --------       --------
                                                   $220,554       $308,765
                                                   ========       ========

As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                    Value
                                                 ----------
Undistributed ordinary income                    $    6,100

Unrealized long-term capital gain                   323,746

Unrealized appreciation                           3,926,861
                                                 ----------
                                                 $4,256,707
                                                 ==========

                             DIRECTORS AND OFFICERS

The Board of Directors (the Board or the Directors) has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the Bylaws of the Company and review by the Board. The Directors of the Company, including those Directors who are also officers, are listed below.



                                           POSITION                       PRINCIPAL OCCUPATION FOR
            NAME AND AGE                  WITH FUND                     THE LAST FIVE YEARS/EDUCATION
-----------------------------------------------------------------------------------------------------------------
      Bruce R. Berkowitz                  President               Managing Member, Fairholme Capital
      Age 44                                                      Management, L.L.C., a registered
      51 JFK Parkway                      Director                investment advisor, since October
      Short Hills, NJ 07078                                       1997. Managing Director, Smith
                                                                  Barney Asset Management, 12/93 -
                                                                  10/97. B.A., University of
                                                                  Massachusetts at Amherst, 1980
-----------------------------------------------------------------------------------------------------------------
      Keith D. Trauner                    Secretary/              Chief Financial Officer, Fairholme
      Age 45                              Treasurer               Capital Management L.L.C., a
      51 JFK Parkway                                              registered investment adviser,
      Short Hills, NJ 07078               Director                employed since Feb. 1999.
                                                                  President, Circle Asset Management, Inc.,
                                                                  a registered investment advisory
                                                                  subsidiary of Emigrant Bancorp, 12/88-2/99.
                                                                  B.A., Middlebury College, Middlebury,
                                                                  VT, 1979
-----------------------------------------------------------------------------------------------------------------
      Joel L. Uchenick                    Director                Senior Partner, Sherbrooke
      Age 54                                                      Associates, a marketing firm. B.A.,
      52 Waltham Street                                           University of Massachusetts at
      Topsfield, MA 01983                                         Amherst, 1970. M.B.A., McGill
                                                                  University of Montreal, 1979
-----------------------------------------------------------------------------------------------------------------
      Avivith Oppenheim, Esq.             Director                Attorney-at-Law (private practice).
      Age 52                                                      B.S.W., McGill University of
      140 Mountain Avenue                                         Montreal, 1971. M.S.W., McGill
      Springfield, NJ 07081                                       University of Montreal, 1972.
                                                                  J.D., Yeshiva University, New York, 1988
-----------------------------------------------------------------------------------------------------------------
      Leigh Walters, Esq.                 Director                Vice-President, Valcor Engineering
      Age 56                                                      Corporation. Sole Practitioner,
      1 Cleveland Place                                           Attorney-at-Law. B.A., Temple
      Springfield, NJ 07081                                       University, Philadelphia, PA, 1968.
                                                                  J.D., John Marshall School of Law,
                                                                  Chicago IL, 1973
-----------------------------------------------------------------------------------------------------------------

INDEPENDENT AUDITOR'S REPORT
================================================================================

To The Shareholders and
Board of Directors
The Fairholme Fund:


We have audited the accompanying statement of assets and liabilities of The Fairholme Fund, including the schedule of portfolio investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from December 29, 1999 (commencement of operations) to November 30, 2000 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Fairholme Fund as of November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from December 29, 1999 (commencement of operations) to November 30, 2000 in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 17, 2002

                       THIS PAGE INTENTIONALLY LEFT BLANK

      BOARD OF DIRECTORS
         Bruce R. Berkowitz
         Avivith Oppenheim, Esq.
         Keith D. Trauner
         Joel L. Uchenick
         Leigh Walters, Esq.

      OFFICERS
         Bruce R. Berkowitz, President
         Keith D. Trauner, Secretary & Treasurer

      INVESTMENT ADVISER
         Fairholme Capital Management, L.L.C.
         51 JFK Parkway
         Short Hills, NJ 07078
         Telephone: 973-379-6557

      DIVIDEND PAYING AGENT,
      SHAREHOLDERS' SERVICING AGENT,
      TRANSFER AGENT
         CITCO-Quaker Fund Services, Inc.
         1288 Valley Forge Road, Suite 88
         Valley Forge, PA 19482
         Telephone: 866-202-2263

      CUSTODIAN
         UMB Bank N.A.
         1010 Grand Boulevard
         Kansas City, MO 64106

      INDEPENDENT AUDITORS
         McCurdy & Associates CPA's, Inc.
         27955 Clemens Road
         Westlake, OH 44145


This report is provided for the general information of the shareholders of The Fairholme Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.